SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES AND EXCHANGE ACT of 1934

March 18, 2004
Date of Report
(Date of earliest event reported)

T REIT, INC.

(Exact name of registrant as specified in its charter)

Virginia	0-49782	52-2140299
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1551 N. Tustin Avenue
Suite 200
Santa Ana, California 92705
(Address of principal executive offices)

(877) 888-7348
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
INDEX TO THE PRO FORMA FINANCIAL STATEMENTS
Pro Forma Condensed Consolidated Balance Sheet
Pro Forma Condensed Consolidated Statement of Operations
Pro Forma Condensed Consolidated Statement of Operations
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
SIGNATURES
Exhibit Index
EX-10.01
EX-10.02

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Gateway Mall – Bismarck, North Dakota

     On March 18, 2004, T REIT, Inc. (the “Company”) sold Gateway Mall (the “Property”) to an unaffiliated third party for a purchase price of $11,600,000. On February 27, 2004, the Company purchased approximately 43 acres of land, including approximately 36 acres of land situated under the Property from another unaffiliated third party for a purchase price including closing costs of $1,631,000. Prior to the land acquisition, the Property had been subject to a ground lease. The sale of the Property included the underlying 36 acres of land.

     Sales proceeds included cash of approximately $ 3,032,500 and a note receivable in the amount of $8,700,000. The note is secured by a pledge agreement, bears interest at 6% per annum and is due June 14, 2004. In connection with the sale of the Property, the Company repaid a note payable secured by the Property with an outstanding balance of $4,876,000. At closing, the Company paid a real estate commission to Triple Net Properties Realty Inc. (“Realty”), an affiliate of Triple Net Properties, LLC, our advisor, of $339,000 or approximately 2.9% of the selling price.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	Financial Statements

Not Applicable.

(b)	Pro Forma Financial Statements

INDEX TO THE PRO FORMA FINANCIAL STATEMENTS

Page No.
T REIT, Inc.:
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2003	4
Unaudited Pro Forma Condensed Consolidated Statement of Operations For the Nine Months Ended September 30, 2003	5
Unaudited Pro Forma Condensed Consolidated Statement of Operations For the Year Ended December 31, 2002	6
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	7

(c)	Exhibits

Number	Description
10.01	Agreement for Purchase and Sale of Real Property and Escrow Instructions dated as of March 5, 2004 by and between TREIT—Gateway Mall ND Fee, LLC and VP Investments, L.L.C.

10.02	First Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions dated as of March 9, 2004 by and between TREIT—Gateway Mall ND Fee, LLC and VP Investments, L.L.C. .

     On March 18, 2004, T REIT, Inc. (the “Company”) sold Gateway Mall (the “Property”) to an unaffiliated third party for a purchase price of $11,600,000. On February 27, 2004, the Company purchased approximately 43 acres of land, including approximately 36 acres of land situated under the Property from another unaffiliated third party for a purchase price including closing costs of $1,631,000. Prior to the land acquisition, the Property had been subject to a ground lease. The sale of the Property included the underlying 36 acres of land.

     Sales proceeds included cash of approximately $ 3,032,500 and a note receivable in the amount of $8,700,000. The note is secured by a pledge agreement, bears interest at 6% per annum and is due June 14, 2004. In connection with the sale of the Property, the Company repaid a note payable secured by the Property with an outstanding balance of $4,876,000. The sale resulted in a net gain of approximately $191,600. At closing, the Company paid a real estate commission to Triple Net Properties Realty Inc. (“Realty”), an affiliate of Triple Net Properties, LLC, our advisor, of $339,000 or approximately 2.9% of the selling price.

     The following unaudited pro forma condensed consolidated financial statements (hereinafter collectively referred to as “the pro forma financial statements”) are presented for illustrative purposes only, and are not necessarily indicative of the results of operations of future periods or the results that would have been realized had the Property been disposed of by the Company as of the dates set forth below. The pro forma financial statements (including notes thereto) are qualified in their entirety by reference to and should be read in conjunction with the historical financial statements of the Company, including the notes thereto, incorporated herein by reference or included herein. The Company’s historical consolidated financial statements incorporated herein by reference are the Annual Report on Form 10-K for the year ended December 31, 2002 and Quarterly Report on Form 10-Q for the nine months ended September 30, 2003. In management’s opinion, all adjustments necessary to reflect the transactions have been made.

     The accompanying unaudited pro forma condensed consolidated balance sheet of the Company is presented as if the disposition of the Property had occurred at September 30, 2003.

     The accompanying unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2003 gives effect to the disposition of the Property as if the disposition occurred as of January 1, 2003.

     Because the Property was purchased by the Company in January 2003, no unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2002 is presented.

     The accompanying pro forma financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisition reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future.

T REIT, Inc.
Pro Forma Condensed Consolidated Balance Sheet
September 30, 2003
(Unaudited)

		Sale of
		Gateway
		Mall
	Company	Property	Company
	Historical	(A)	Proforma
Assets
Real estate investments:
Operating properties	$15,841,153	$(8,544,440)	$7,296,713
Property held for sale, net	—	—	—
Investments in unconsolidated real estate	19,335,698	—	19,335,698

	35,176,851	(8,544,440)	26,632,411
Less: accumulated depreciation	(339,695)	160,339	(179,356)

	34,837,156	(8,384,101)	26,453,055
Cash and cash equivalents	12,699,046	(3,891,182)	8,807,864
Accounts receivable, net	97,036	8,648,942	8,745,978
Accounts receivable from related parties	499,617	(69)	499,548
Real estate deposits	98,165	—	98,165
Other assets, net	966,195	(693,741)	272,454
Note receivable	581,995	—	581,995

Total assets	$49,779,210	$(4,320,151)	$45,459,059

Liabilities and Shareholders’ Equity
Accounts payable and accrued liabilities	$718,547	$(14,227)	$704,320
Distributions payable	318,211	—	318,211
Security deposits and prepaid rent	50,991	(2,458)	48,533
Notes payable	4,360,924	—	4,360,924
Notes payable secured by property held for sale	4,929,485	(4,929,485)	—

	10,378,158	(4,946,170)	5,431,988
Commitments and contingencies	—	—	—
Shareholders’ equity:
Common stock, $.01 par value; 10,000,000 shares authorized; 4,720,176 shares issued and 4,696,300 outstanding at September 30, 2003	47,202	—	47,202
Additional paid-in capital	41,265,443	—	41,265,443
Treasury stock, 56,352 shares at September 30, 2003	(514,541)	—	(514,541)
Distributions in excess of earnings	(1,397,052)	626,019	(771,033)

Total shareholders’ equity	39,401,052	626,019	40,027,071

Total liabilities and shareholders’ equity	$49,779,210	$(4,320,151)	$45,459,059

The accompanying notes are an integral part of these pro forma financial statements.

T REIT, Inc.
Pro Forma Condensed Consolidated Statement of Operations
Nine Months Ended September 30, 2003
(Unaudited)

		Sale of
		Gateway
		Mall
	Company	Property	Company
	Historical	(B)	Proforma
Revenues
Rental income	$1,676,491	$(1,116,157)	$560,334
Interest income	76,582	391,046	467,628

	1,753,073	(725,111)	1,027,962
Expenses
Rental expenses	779,530	(586,836)	192,694
General and administrative	592,139	(28,765)	563,374
Depreciation and amortization	289,802	(182,857)	106,945
Interest (including amortization of deferred financing fees)	325,620	(118,444)	207,176

	1,987,091	(916,902)	1,070,189
Income (loss) before equity in earnings of unconsolidated real estate	(234,018)	191,791	(42,227)
Equity in earnings of unconsolidated real estate	1,231,182	—	1,231,182

Income from continuing operations before gain on sale of real estate investments	997,164	191,791	1,188,955
Gain on sale of real estate investments	2,837,167	—	2,837,167

Income from continuing operations	3,834,331	191,791	4,026,122
Income from discontinued operations—property held for sale, net	531,347	—	531,347

Net income (loss)	$4,365,678	$191,791	$4,557,469	(D)

Weighted average common shares outstanding
Basic	4,684,833	—	4,684,833
Diluted	4,743,460	—	4,743,460
Net income (loss) per common share:
Continuing operations basic and diluted	$0.82	$—	$0.86
Discontinued operations basic and diluted	0.11	—	0.11

Total net income (loss) per common share basic and diluted	$0.93	$—	$0.97	(D)

The accompanying notes are an integral part of these pro forma financial statements.

T REIT, Inc.
Pro Forma Condensed Consolidated Statement of Operations
Year Ended December 31, 2002
(Unaudited)

		Sale of
		Gateway
		Mall
	Company	Property	Company
	Historical	(C)	Proforma
Revenues
Rental income	$4,562,654	$—	$4,562,654
Interest income	283,811	—	283,811

	4,846,465	—	4,846,465
Expenses
Rental expenses	1,029,482	—	1,029,482
General and administrative	669,625	—	669,625
Depreciation and amortization	659,705	—	659,705
Interest (including amortization of deferred financing fees)	1,756,835	—	1,756,835

	4,115,647	—	4,115,647
Income (loss) before equity in earnings of unconsolidated real estate	730,818	—	730,818
Equity in earnings of unconsolidated real estate	1,125,501	—	1,125,501

Income from continuing operations before gain on sale of real estate investments	1,856,319	—	1,856,319
Gain on sale of real estate investments	213,352	—	213,352

Income from continuing operations	2,069,671	—	2,069,671
Income from discontinued operations—property held for sale, net	224,087	—	224,087

Net income (loss)	$2,293,758	$—	$2,293,758

Weighted average common shares outstanding
Basic	4,013,175	—	4,013,175
Diluted	4,013,175	—	4,013,175
Net income (loss) per common share:
Continuing operations basic and diluted	$0.52	$—	$0.57
Discontinued operations basic and diluted	0.05	—	0.06

Total net income (loss) per common share basic and diluted	$0.57	$—	$0.63

The accompanying notes are an integral part of these pro forma financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
For the Year Ended December 31, 2002 and the Nine Months Ended September 30, 2003

The unaudited pro forma condensed consolidated financial statements have been adjusted as discussed in the notes below.

(A)	Sale of the Property to an unaffiliated party for $11,600,000. In connection with the sale, the Company repaid a note payable secured by the Property with an outstanding balance of $4,876,000 and received net cash proceeds totaling approximately $3,032,500, after payment of closing costs and other transaction expenses. The sale resulted in a net gain of approximately $191,600 and the removal of the property’s cost basis (including other assets (primarily impounds) and liabilities (primarily security deposits) directly associated with the Property). Additionally, in anticipation of this sale, the Company purchased approximately 43 acres of land, including the approximately 36 acres of land situated under the Property from another unaffiliated third party for a purchase price including closing costs of $1,631,000.

(B)	Actual revenues and expenses of the Property (as reflected below) for the nine months ended September 30, 2003 which were presented as continuing operations in the Company’s Form 10-Q as of September 30, 2003. Actual revenues and expenses were adjusted for pro forma interest income on net proceeds from the sale of the Property. The decision to sell the Property was approved by the Board of Directors on January 27, 2004.

(C)	Actual revenues and expenses of the Property for the year ended December 31, 2002, were not adjusted for the sale of the Property as the Property was purchased on January 29, 2003.

(D)	Excludes the effect of the gain on sale of the Property of approximately $191,600.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T REIT, INC.

Date: March 29, 2004	By:	/s/ ANTHONY W. THOMPSON

Anthony W. Thompson
President and Chief Executive Officer

Exhibit Index

Number	Description
10.01	Agreement for Purchase and Sale of Real Property and Escrow Instructions dated as of March 5, 2004 by and between TREIT—Gateway Mall ND Fee, LLC and VP Investments, L.L.C.

10.02	First Amendment to Agreement for Purchase and Sale of Real Property and Escrow Instructions dated as of March 9, 2004 by and between TREIT—Gateway Mall ND Fee, LLC and VP Investments, L.L.C. .